Exhibit 99.1

CONTACTS:
Richard Leland	Karen Denning
Investor Relations	Media Relations
561-438-3796	630-438-7445
Richard.Leland@officedepot.com	Karen.Denning@officedepot.com

Office Depot, Inc. Appoints Gerry P. Smith as Chief Executive Officer

Boca Raton, Fla., January 30, 2017 – Office Depot, Inc. (NASDAQ: ODP), a leading global provider of office supplies and services, today announced that its Board of Directors has appointed Gerry P. Smith as Chief Executive Officer of the company, effective February 27, 2017. Gerry Smith will succeed current CEO Roland Smith, who previously announced his intention to retire from the company.

An experienced executive, Gerry Smith currently serves as Executive Vice President and Chief Operating Officer at Lenovo Group, a $45 billion leading global technology company. During his time at Lenovo, he was instrumental in defining and leading the company’s ambitious growth objectives and operational efficiencies, which drove increases in market share and profitability.

“On behalf of the Board, I’m pleased that we recruited a leader with Gerry’s broad skill set to lead Office Depot at this important time in the company’s history,” said Warren Bryant, Lead Director of the Board of Directors and Chair of the CEO Search Committee. “Gerry possesses significant operating expertise, having successfully led business units across Lenovo’s entire product portfolio, including an industry recognized supply chain organization. His long-standing relationships with some of Office Depot’s largest suppliers will enable him to quickly transition into the role. Additionally, we are impressed with Gerry’s demonstrated ability to lead large, complex organizations.”

“I am delighted to accept the position of Chief Executive Officer at Office Depot,” said Gerry Smith. “Roland and his team have implemented a compelling three-year strategy and clearly put the company on a positive trajectory. I look forward to continuing the company’s momentum and identifying additional opportunities to provide customers with an exceptional experience, drive innovation and growth in products and services, while delivering value to the company’s shareholders.”

“Roland has been an outstanding CEO and, on behalf of the entire Board, I’d like to express our sincere appreciation for his leadership,” continued Bryant. “He has consistently delivered positive results, led the successful integration of Office Depot and OfficeMax to achieve synergies and efficiencies significantly exceeding original expectations, and he created and implemented a new three-year strategic plan. As a result of his contributions, the company is well positioned for continued future success.”

“As I communicated last fall, stepping away from Office Depot has not been an easy decision,” said Roland Smith. “I’m extremely proud of what our management team and associates have accomplished. During the past three years, we have delivered a significant improvement in profitability, made substantial progress on all the components of our strategic plan and now have an incoming CEO with an outstanding track record of producing results. With that solid foundation, now is the right time for me to focus on realizing some of my personal ambitions. I want to thank the entire Office Depot team for their incredible hard work, dedication and support during my tenure.”

In connection with this transition, the Board sought to diversify the overall corporate governance structure with the selection of an independent non-executive Board Chairman to lead the Board of Directors. Current Board member Joseph S. Vassalluzzo will become Chairman effective February 27, 2017. Vassalluzzo joined the Office Depot Board in August 2013 and currently serves as Chair of the Finance and Integration Committee. He also serves as Non-Executive Chairman of the Board for Federal Realty Investment Trust and previously served as Lead Director for Lifetime Fitness. Earlier, he was employed by Staples, Inc., most recently as Vice Chairman.

In conjunction with his appointment as CEO, Gerry Smith will also join the Office Depot Board as a director.

The company plans to release its fourth quarter financial results on March 1, 2017.

About Gerry P. Smith

Prior to joining Office Depot, Inc., Gerry Smith served as Executive Vice President and Chief Operating Officer of Lenovo Group. Gerry joined Lenovo in 2006 and was instrumental in the company’s growth to become the largest personal computer (PC) company. He was also a leader in building the company’s global brand recognition and expansion during the past decade. In his role as Executive Vice President and Chief Operating Officer, he was responsible for all operations across Lenovo’s $45 billion global product portfolio.

Previously as Chief Operating Officer of the Personal Computing Group and Enterprise Business Group, he led Lenovo to the top position in world-wide PC sales and as President of the Americas, he led Lenovo’s America’s Group to record market share and profits. He also served as Senior Vice President of Lenovo’s Global Supply Chain, where his leadership was recognized by leading research firm, Gartner, in ranking Lenovo’s supply chain among the best in the world.

Prior to Lenovo, Gerry had a number of executive positions at Dell, as the company became a global leader in PCs. In his last role, he built the Dell Singapore Design Center and led Dell to the leading market position in flat panels as Vice President and General Manager of Displays.

He is a graduate of Pacific Lutheran University.

About Office Depot, Inc.

Office Depot, Inc. is a leading global provider of products, services, and solutions for every workplace – whether your workplace is an office, home, school or car.

Office Depot, Inc. is a resource and a catalyst to help customers work better. We are a single source for everything customers need to be more productive, including the latest technology, core office supplies, print and document services, business services, facilities products, furniture, and school essentials.

As of our most recent filed annual report for fiscal year ended 2015, the Company had annual sales of approximately $14 billion, employed approximately 49,000 associates, and served consumers and businesses in 59 countries with approximately 1,800 retail stores, award-winning e-commerce sites and a dedicated business-to-business sales organization – all delivered through a global network of wholly owned operations, franchisees, licensees and alliance partners. The Company operates under several banner brands including Office Depot, OfficeMax and Grand & Toy. The company’s portfolio of exclusive product brands include TUL, Foray, Brenton Studio, Ativa, WorkPro, Realspace and HighMark.

Office Depot, Inc.’s common stock is listed on the NASDAQ Global Select Market under the symbol “ODP”.

All trademarks, service marks and trade names of Office Depot, Inc. and OfficeMax Incorporated used herein are trademarks or registered trademarks of Office Depot, Inc. and OfficeMax Incorporated, respectively. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore investors and stockholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, risks related to the termination of the Staples acquisition, disruption in key business activities or any impact on Office Depot’s relationships with third parties as a result of the announcement of the termination of the Staples Merger Agreement; unanticipated changes in the markets for Office Depot’s business segments; the inability to realize expected benefits from the disposition of the European operations; fluctuations in currency exchange rates, unanticipated downturns in business relationships with customers; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technology products and services; unexpected technical or marketing difficulties; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; new laws and governmental regulations. The foregoing list of factors is not exhaustive. Investors and stockholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Reports on Form 10-K, as amended, and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements.